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                                 EXHIBIT 99.96.cert

I, Mark A. McClurg, certify that:

The undersigned, the Chief Executive Officer of the Iowa Public Agency Investment Trust (the"Fund"), with respect to the Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         (a) the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

 Date: March 1, 2004

 /s/ MARK A. McCLURG
 ----------------------
 Mark A. McClurg
 Chief Executive Officer

I, Amy Mitchell, certify that:

The undersigned, the Chief Financial Officer of the Iowa Public Agency Investment Trust (the"Fund"), with respect to the Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         (a) the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

 Date: March 1, 2004

       /s/ AMY MITCHELL
       ----------------------
       Amy Mitchell
       Chief Financial Officer